Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Kim J. Brady, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Nikola Corporation;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	[intentionally omitted]

4.	[intentionally omitted]

5.	[intentionally omitted]

Date: March 11, 2022	/s/ Kim J. Brady
Kim J. Brady
Chief Financial Officer
(Principal Financial Officer)